C O N F I D E N T I A L November 7, 2025 Discussion Materials Exhibit 99.3

C O N F I D E N T I A L This presentation contains confidential information pertaining to Urban One, Inc. (“we” or the “Company”). This presentation is being provided on a confidential basis to the recipient solely to assist the recipient in evaluating a potential transaction (the “Transaction”) with the Company. The Company does not intend for this presentation to form the entire basis of any transaction or investment decision by the recipient. ANY TRANSACTION WITH THE COMPANY INVOLVES A HIGH DEGREE OF RISK. Any party to a transaction should inquire into, independently investigate and consider such risks before entering into any transaction with the Company. 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These forward-looking statements are subject to risks and uncertainties related to: the proposed terms of the Transaction and the use of any proceeds therefrom; macroeconomic uncertainty and geopolitical events; our leverage and market conditions; fluctuations in the local economies and business sectors in which we operate; increased costs; the implementation and execution of our business diversification strategy; our investments; regulation by the Federal Communications Commission; changes in our key personnel and on-air talent; increases in competition for and in the costs of our programming and content; financial losses; increased competition for advertising revenues; the impact of our acquisitions, dispositions and similar transactions; consolidation in industries in which we and our advertisers operate; disruptions to our technology network; material weaknesses identified in our internal control over financial reporting; failure to meet the continued listing standards of NASDAQ Stock Market; and other factors described in “Risk Factors” and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2024, as well as the other documents we file from time to time with the Securities and Exchange Commission (the “SEC”), available on the SEC’s website at www.sec.gov. 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This presentation is not, and should not be construed as, an offer to sell or a solicitation of an offer to buy any securities of, or to make any investments in, the Company in any jurisdiction. Any transaction will not be registered under the Securities Act or any state securities laws. Applicable law may restrict the delivery of this presentation to persons in certain jurisdictions. You should inform yourself about, and observe, any such restrictions. By accepting this presentation, you represent that you are a person to whom the Company may deliver this presentation without a violation of the laws of any relevant jurisdiction. This presentation includes certain financial measures that have not been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). The presentation of non-GAAP financial measures is not intended to be considered in isolation from, as a substitute for, or superior to the financial information prepared and presented in accordance with GAAP. We use non-GAAP financial measures as additional means to evaluate our business and operating results through period-to-period comparisons. Reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the appendix of this presentation. Reliance should not be placed on any single financial measure to evaluate our business. Due to rounding, amounts presented in the tables within this presentation might not add up precisely to the totals provided. Disclaimers 2

2025 Quarterly Performance Update

URBAN ONE

$ in millions

	Q1'25A	Q2'25A	Q3'25A	Q4'25E
Net Revenue				
Radio Broadcasting	$32.6	$36.7	$34.7	$34.4
Cable Television	44.2	40.1	39.8	38.2
Digital	10.2	10.3	12.7	15.6
Reach Media	5.9	5.3	6.1	13.9
Corporate / Eliminations / Other	(0.6)	(0.7)	(0.7)	(0.7)
Consolidated Net Revenue	**$92.2**	**$91.6**	**$92.7**	**$101.4**
% Growth		*(0.7%)*	*1.1%*	*9.4%*
Operating Expenses[1]				
Radio Broadcasting	29.9	29.8	32.0	28.5
Cable Television	25.6	22.0	25.3	25.9
Digital	10.2	10.4	12.0	13.2
Reach Media	6.5	7.0	6.4	13.1
Corporate / Eliminations / Other	8.5	9.0	8.0	5.4
Operating Expenses	**$80.7**	**$78.1**	**$83.7**	**$86.2**
Add Backs				
Radio Broadcasting	0.1	0.0	4.4	0.0
Cable Television	(0.0)	-	0.0	-
Digital	0.0	-	0.0	-
Reach Media	0.1	-	0.1	0.0
Corporate / Eliminations / Other	1.1	0.5	0.7	0.1
Add Backs	**$1.3**	**$0.5**	**$5.2**	**$0.2**
Adj. EBITDA				
Radio Broadcasting	2.8	6.9	7.1	6.0
Cable Television	18.6	18.1	14.5	12.3
Digital	0.1	(0.1)	0.8	2.3
Reach Media	(0.6)	(1.7)	(0.2)	0.8
Corporate / Eliminations / Other	(8.1)	(9.2)	(8.0)	(6.0)
Consolidated Adj. EBITDA	**$12.9**	**$14.0**	**$14.2**	**$15.4**
% Margin	*13.9%*	*15.2%*	*15.3%*	*15.2%*
(-) Cash Interest Expense, Net	(20.6)	(0.2)	(17.7)	0.6
(-) Cash Taxes	(0.0)	(0.1)	(0.1)	(0.2)
(+/-) TV Content Spend, Net	0.4	(1.1)	4.6	4.3
(+/-) Other Income / (Expense)	(2.6)	0.7	(2.4)	(1.3)
(+/-) Change in Net Working Capital	10.3	(9.2)	0.8	(5.3)
(-) Capex	(2.5)	(1.2)	(3.1)	(3.2)
Levered Free Cash Flow ("LFCF")	**($2.3)**	**$2.7**	**($3.6)**	**$10.5**
(-) Completed Debt Buybacks	(16.4)	(33.2)	(2.3)	-
Levered Free Cash Flow After Debt Buybacks	**($18.7)**	**($30.4)**	**($6.0)**	**$10.5**

Note: LFCF excludes the impact of share repurchases and dividends to Reach shareholders
1. Operating expenses exclude depreciation and amortization, stock-based compensation, and impairment of goodwill and intangible assets

Moelis CONFIDENTIAL 3

Forecast Summary P&L Output

URBAN ONE — REPRESENTING BLACK CULTURE

$ in millions

	2023A	2024A	2025E	2026E	CAGR 23A-26E
Net Revenue					
Radio Broadcasting	$156.2	$165.8	$138.5	$145.5	(2.3%)
Cable Television [1]	196.2	176.1	162.2	156.4	(7.3%)
Digital [1]	75.5	62.8	48.7	52.9	(11.2%)
Reach Media	52.9	47.3	31.2	36.2	(11.8%)
Corporate / Eliminations / Other	(3.1)	(2.3)	(2.7)	(2.7)	(4.7%)
Consolidated Net Revenue	**$477.7**	**$449.7**	**$378.0**	**$388.3**	**(6.7%)**
% Growth		(5.9%)	(15.9%)	2.7%	
Operating Expenses [2,3]					
Radio Broadcasting	121.6	128.6	120.1	112.7	(2.5%)
Cable Television	108.6	110.0	98.8	98.3	(3.3%)
Digital	55.5	49.3	45.8	47.4	(5.2%)
Reach Media	38.2	35.0	33.0	32.7	(5.1%)
Corporate / Eliminations / Other	39.0	37.1	31.0	27.3	(11.2%)
Operating Expenses	**$362.9**	**$360.1**	**$328.7**	**$318.3**	**(4.3%)**
Add Backs					
Radio Broadcasting	1.5	0.9	4.5	-	N/A
Cable Television	1.2	0.6	0.0	-	N/A
Digital	0.8	(0.5)	0.0	-	N/A
Reach Media	0.2	(0.6)	0.2	-	N/A
Corporate / Eliminations / Other	12.6	13.5	2.4	-	N/A
Add Backs	**$16.2**	**$13.9**	**$7.2**	**-**	**N/A**
Adj. EBITDA					
Radio Broadcasting	36.1	38.1	22.9	32.8	(3.1%)
Cable Television	88.8	66.7	63.4	58.1	(13.2%)
Digital	20.8	13.1	3.0	5.5	(35.8%)
Reach Media	14.9	11.6	(1.6)	3.6	(37.8%)
Corporate / Eliminations / Other	(29.5)	(26.0)	(31.3)	(30.0)	0.5%
Consolidated Adj. EBITDA	**$131.0**	**$103.5**	**$56.4**	**$70.0**	**(18.9%)**
% Margin	27.4%	23.0%	14.9%	18.0%	
(-) Cash Interest Expense, Net	(47.9)	(44.7)	(37.9)	(33.4)	(11.3%)
(-) Cash Taxes	(2.0)	(2.5)	(0.4)	(0.5)	(36.8%)
(+/-) TV Content Spend, Net	(2.7)	(13.8)	8.2	2.8	N/A
(+/-) Other Income / (Expense) [4]	119.9	(13.0)	(5.7)	-	N/A
(+/-) Change in Net Working Capital	(0.4)	17.7	(3.4)	(1.7)	63.1%
(-) Capex	(7.7)	(7.2)	(10.0)	(7.0)	(3.0%)
Levered Free Cash Flow	**$190.3**	**$39.9**	**$7.3**	**$30.1**	**N/A**
(-) Completed Debt Buybacks	(22.3)	(115.6)	(51.9)	-	N/A
Levered Free Cash Flow After Debt Buybacks	**$168.0**	**($75.6)**	**($44.6)**	**$30.1**	**N/A**

Note: 2023A figures include partial year contribution only from net acquisition of two Houston radio stations (four stations acquired and two divested); LFCF excludes the impact of share repurchases and dividends to Reach shareholders

1. Segment information for 2024A has been recast to reclassify a portion of revenues from our CTV offering from the Digital segment to the Cable Television ("Cable TV") segment; no reclassification for 2023A
2. Segment information for 2024A has been recast to conform to operating expenses used to evaluate segment performance; no reclassification for 2023A
3. Operating expenses exclude depreciation and amortization, stock-based compensation, and impairment of goodwill and intangible assets
4. Includes cash proceeds of $136.8 million related to the sale of the MGM investment; removing the impact of the sale results in 2023A LFCF of $53.5 million

Moelis CONFIDENTIAL 4

Normalization of EBITDA for Non-Cash Items

$ in millions

	2023A	2024A	2025E	2026E
Consolidated Adj. EBITDA	$131.0	$103.5	$56.4	$70.0
(+/-) TV One Award expense incl. in Adj. EBITDA[1]	-	(10.4)[2]	0.9	2.0
(-) Cash payments earned by CEO for TV One Award	(3.4)	(2.4)	(2.5)	(2.0)
Adj. EBITDA, after earned TV One Award payment	**$127.6**	**$90.7**	**$54.8**	**$70.0**
(+) Amortization of launch and content assets	55.1	51.3	46.7	43.0
(-) Content assets and content payables, launch support	(57.8)	(65.1)	(38.5)	(40.1)
Normalized Adj. EBITDA	**$124.9**	**$76.9**	**$63.0**	**$72.8**
(-) Non-recurring corporate costs[3]	(12.9)	(8.7)	(1.6)	-
(-) Severance-related costs	(0.7)	(2.7)	(1.9)	-
(-) Loss from ceased non-core business initiatives[4]	(2.6)	(2.5)	(0.5)	-
Adj. EBITDA add backs	**($16.2)**	**($13.9)**	**($4.0)**	**–**
Normalized Adj. EBITDA incl. impact of one-time costs	**$108.8**	**$63.0**	**$59.1**	**$72.8**

1. In January 2024, the Company, in consultation with its auditors, prospectively changed the definition of Adj. EBITDA to include the TV One award expense
2. Due to the reduced valuation of the Cable TV reporting unit, this resulted in a $10.4m net benefit (reduced corporate expenses) in 2024
3. Corporate costs include professional fees and other nonrecurring items related to the material weakness remediation efforts
4. In 2024, we made an immaterial change to the definition of Adj. EBITDA by adding back the loss from ceased non-core operations. All historical periods were recast to reflect this immaterial change

Moelis CONFIDENTIAL 5

C O N F I D E N T I A L APPENDIX RECONCILIATION OF NON-GAAP FINANCIAL MEASURES 6

Segment Adj. EBITDA

URBAN ONE
REPRESENTING BLACK CULTURE

$ in millions

STATEMENT OF OPERATIONS	Consolidated	Radio Broadcasting	Cable Television[1]	Digital[1]	Reach Media	Corporate/ Eliminations/ Other
FY 2023A						
NET REVENUE	**$477.7**	**$156.2**	**$196.2**	**$75.5**	**$52.9**	**($3.1)**
LESS:						
Programming and technical	136.8	43.7	62.9	15.5	16.2	(1.5)
Sales and marketing	130.2	47.9	30.5	36.3	17.7	(2.2)
General and administrative	95.9	30.0	15.2	3.7	4.3	42.7
Total significant operating expenses	362.9	121.6	108.6	55.5	38.2	39.0
ADD BACK:						
Severance-related costs	0.7	0.5	-	-	0.2	-
Other costs	15.5	1.0	1.2	0.8	-	12.6
Adj. EBITDA	**$131.0**	**$36.1**	**$88.8**	**$20.8**	**$14.9**	**($29.5)**
FY 2024A						
NET REVENUE	**$449.7**	**$165.8**	**$176.1**	**$62.8**	**$47.3**	**($2.3)**
LESS:						
Programming and technical	135.3	46.4	60.6	14.7	14.5	(0.9)
Sales and marketing[2]	130.6	50.9	32.3	32.3	16.9	(1.8)
General and administrative[2]	94.2	31.3	17.1	2.3	3.7	39.8
Total significant operating expenses	360.1	128.6	110.0	49.3	35.0	37.1
ADD BACK / (DEDUCT):						
Severance-related costs	2.7	1.3	0.4	0.3	0.1	0.6
Other costs (income)	11.2	(0.4)	0.2	(0.8)	(0.7)	12.9
Adj. EBITDA	**$103.5**	**$38.1**	**$66.7**	**$13.1**	**$11.6**	**($26.0)**

1. Segment information for 2024A has been recast to reclassify a portion of revenues from our CTV offering from the Digital segment to the Cable Television segment; no reclassification for 2023A
2. Segment information for 2024A has been recast to conform to operating expenses used to evaluate segment performance; no reclassification for 2023A

Moelis

CONFIDENTIAL 7

C O N F I D E N T I A L Segment Adj. EBITDA (Quarterly) 8 $ in millions STATEMENT OF OPERATIONS Consolidated Radio Broadcasting Cable Television Digital Reach Media Corporate/ Eliminations/ Other Q1 '25A NET REVENUE $92.2 $32.6 $44.2 $10.2 $5.9 ($0.6) LESS: Programming and technical 30.6 11.3 12.9 3.2 3.4 (0.2) Sales and marketing 29.0 11.5 9.1 6.8 2.1 (0.5) General and administrative 21.1 7.1 3.6 0.2 1.0 9.2 Total significant operating expenses 80.7 29.9 25.6 10.2 6.5 8.5 ADD BACK: Severance-related costs 0.2 0.1 - - 0.1 - Other costs 1.1 - - - - 1.1 Adj. EBITDA $12.9 $2.8 $18.6 $0.1 ($0.6) ($8.1) Q2 '25A NET REVENUE $91.6 $36.7 $40.1 $10.3 $5.3 ($0.7) LESS: Programming and technical 28.7 10.0 12.4 3.3 3.2 (0.2) Sales and marketing 28.4 13.4 5.8 6.6 3.1 (0.5) General and administrative 21.2 6.4 3.8 0.6 0.7 9.7 Total significant operating expenses 78.1 29.8 22.0 10.4 7.0 9.0 ADD BACK: Other costs 0.5 - - - - 0.5 Adj. EBITDA $14.0 $6.9 $18.1 ($0.1) ($1.7) ($9.2)

C O N F I D E N T I A L Segment Adj. EBITDA (Quarterly) 9 $ in millions STATEMENT OF OPERATIONS Consolidated Radio Broadcasting Cable Television Digital Reach Media Corporate/ Eliminations/ Other Q3 '25A NET REVENUE $92.7 $34.7 $39.8 $12.7 $6.1 ($0.7) LESS: Programming and technical 34.7 14.3 14.3 3.2 3.1 (0.2) Sales and marketing 28.2 10.7 7.2 8.2 2.6 (0.5) General and administrative 20.8 7.0 3.9 0.5 0.7 8.7 Total significant operating expenses 83.7 32.0 25.3 12.0 6.4 8.0 ADD BACK: Severance-related costs 1.6 1.2 - - 0.1 0.3 Litigation settlement costs1 3.1 3.1 - - - - Other costs 0.5 0.1 - - - 0.4 Adj. EBITDA $14.2 $7.1 $14.5 $0.8 ($0.2) ($8.0) 1. Non-recurring litigation settlement costs include a $3.1 million charge related to the rate increase for royalties for historical periods

C O N F I D E N T I A L Reconciliation of Adj. EBITDA (Quarterly) 10 1. Corporate costs primarily include professional fees related to the material weakness remediation efforts 2. Non-recurring litigation settlement costs include a $3.1 million charge related to the rate increase for royalties for historical periods $ in millions Q1 '25A Q2 '25A Q3 '25A Net loss attributable to common stockholders ($11.7) ($77.9) ($2.8) Add back/(deduct) certain Adj. EBITDA items included in net loss: Interest and investment income (1.0) (0.6) (0.5) Interest expense 10.9 9.7 9.4 Provision for income taxes 15.7 (21.4) (1.1) Depreciation and amortization 2.3 3.5 6.1 EBITDA $16.2 ($86.7) $11.1 Stock-based compensation 0.7 0.6 0.4 Gain on retirement of debt (11.5) (30.3) (2.1) Other income, net (0.2) (0.1) (0.4) Net income attributable to non-controlling interests 0.0 (0.1) 0.0 Corporate costs1 0.7 0.4 0.5 Litigation settlement costs2 - - 3.1 Severance-related costs 0.2 - 1.6 Impairment of goodwill and intangible assets 6.4 130.1 - Loss from ceased non-core business initiatives 0.4 0.1 - Adj. EBITDA $12.9 $14.0 $14.2

C O N F I D E N T I A L Reconciliation of Segment Adj. EBITDA (Quarterly) 11 1. Corporate costs primarily include professional fees related to the material weakness remediation efforts 2. Non-recurring litigation settlement costs include a $3.1 million charge related to the rate increase for royalties for historical periods Segment Adj. EBITDA to income (loss) from consolidated operations before benefit from income taxes reconciliation $ in millions Q1 '25A Q2 '25A Q3 '25A Segment Adj. EBITDA $20.9 $23.2 $22.2 Less: Corporate/Eliminations/Other (8.1) (9.2) (8.0) Adj. EBITDA $12.9 $14.0 $14.2 Less: Corporate costs1 0.7 0.4 0.5 Litigation settlement costs2 - - 3.1 Severance-related costs 0.2 - 1.6 Loss from ceased non-core business initiatives 0.4 0.1 - Stock-based compensation 0.7 0.6 0.4 Depreciation and amortization 2.3 3.5 6.1 Impairment of goodwill and intangible assets 6.4 130.1 - Interest and investment income (1.0) (0.6) (0.5) Interest expense 10.9 9.7 9.4 Gain on retirement of debt (11.5) (30.3) (2.1) Other income, net (0.2) (0.1) (0.4) Income (loss) from consolidated operations before (provision for) benefit from income taxes $3.9 ($99.4) ($3.9)